Commitment and contingencies	12 Months Ended
Mar. 31, 2021
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Commitment and contingencies
29. Commitment and contingencies
Capital commitments
As at March 31, 2021 and 2020, the Company had committed to spend approximately $7,027 and $9,586, respectively, under agreements to purchase property and equipment. These amounts are net of capital advances paid in respect of these purchases.
Bank guarantees and others
Certain subsidiaries of the Company hold bank guarantees aggregating $1,264 and $1,358 as at March 31, 2021 and March 31 2020, respectively. These guarantees have a remaining expiry term ranging from one to five years.
Restricted time deposits placed with bankers as security for guarantees given by them to regulatory authorities aggregating $766 and $660 as at March 31, 2021 and March 31 2020, respectively, are included in other current assets. These deposits represent cash collateral against bank guarantees issued by the banks on behalf of the Company to third parties.
Contingencies
In the ordinary course of business, the Company is involved in lawsuits, claims and administrative proceedings. While uncertainties are inherent in the final outcome of these matters, the Company believes, after consultation with counsel, that the disposition of these proceedings will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.